UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(AMENDMENT 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006

FOOTHILLS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0339560
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4540 California Avenue, Suite 550
Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

(832) 567-0766
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountants.

On April 6, 2006, Foothills Resources, Inc. (the “Registrant”), Brasada Acquisition Corp., a wholly-owned subsidiary of the Registrant (“Acquisition Sub”), and Brasada California, Inc. (“Brasada”) entered into a Merger Agreement and Plan of Reorganization and consummated the merger of Acquisition Sub with and into Brasada (the “Merger”). The Merger resulted in Brasada becoming a wholly-owned subsidiary of the Company. Following the Merger, the management and business operations of the Registrant became substantially the management and business operations of Brasada prior to the Merger.

Prior to the Merger, the independent registered public accounting firm for the Registrant was Amisano Hanson Chartered Accountants (“Amisano Hanson”), and the independent registered public accounting firm for Brasada was Brown, Armstrong, Paulden, McCown, Starbuck, Thornburgh & Keeter Accountancy Corporation (“Brown Armstrong”). Because the Merger was treated as a reverse acquisition for accounting purposes, future historical financial reports filed by the Registrant will be those of Brasada, the accounting acquirer, prior to the Merger. Accordingly, the Registrant’s board of directors changed its independent registered public accounting firm from Amisano Hanson to Brown Armstrong. Amisano Hanson was formally dismissed as the independent registered public accounting firm of the Registrant on April 12, 2006, effective as of April 6, 2006, and Brown Armstrong was engaged as the independent registered public accounting firm for the Registrant on April 6, 2006. As a result of its role as the auditor of Brasada prior to the Merger, Brown Armstrong consulted with Brasada and the Registrant regarding the Merger.

The reports of Amisano Hanson on the Registrant’s financial statements for fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Registrant’s ability to continue as a “going concern.”

In connection with the audit of the Registrant’s financial statements for the fiscal years ended December 31, 2005 and 2004, and through the date of the dismissal (and including the period from April 6, 2006 through April 12, 2006), there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Amisano Hanson, would have caused Amisano Hanson to make reference to the matter in its reports.

The Registrant provided Amisano Hanson with a copy of this Amendment 1 to its Current Report on Form 8-K/A and requested that Amisano Hanson furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. A copy of this letter is attached as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Amisano Hanson Chartered Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foothills Resources, Inc.

By: /s/ W. Kirk Bosché

Name: W. Kirk Bosché
Title: Chief Financial Officer

Date: May 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Amisano Hanson Chartered Accountants.